UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: January 31, 2008 Estimated average burden hours per response. . .38.0
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)		March 14, 2006

Bedford Property Investors, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-12222	68-0306514
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

270 Lafayette Circle, Lafayette, California		94549
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (925) 283-8910

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

On March 14, 2006, we issued a press release announcing that we had set a record date for a special meeting of our stockholders to consider and vote upon a proposal to approve the merger and the merger agreement between Bedford Property Investors, Inc. and an affiliate of LBA Realty LLC. A copy of the press release is attached hereto as Exhibit 99.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.01	Press Release of Bedford Property Investors, Inc., issued March 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEDFORD PROPERTY INVESTORS, INC.

Date: March 14, 2006	By:
/s/ Hanh Kihara
Hanh Kihara
Senior Vice President and Chief Financial Officer